UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K/A
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   October 12, 2010

VANTONE INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in Charter)

Nevada	0-28683	41-1954595
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 195, Zhongshan Road
Heping District, Shenyang, Liaoning Province
People’s Republic of China
 (Address of Principal Executive Offices)

86-24-2286-6686
 (Issuer Telephone number)

 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanation Note

This Current Report on Form 8-K/A (“Form 8-K/A”) is being filed to amend certain disclosures under Item 5.02 (Election of Directors) to update certain information regarding the newly elected directors of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Appointment of Directors and Officers

On October 12, 2010, the board of directors (the “Board”) of Vantone International Group, Inc. (the “Company”) increased the size of the Board from four to ten and elected Yanxiang Liu, Xiaoyun Chen, Riming Cui, Ke Xu, Wenyi Zhao and Shuxian Lan to serve on the Board as “independent directors” of the Company as defined by Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”). Set forth below is a brief description of our new independent directors’ experience subject to the reporting requirements under the federal securities laws.

Name	Age	Position
Yanxiang Liu	47	Director, Chair of the Audit Committee and Member of the Compensation Committee
Xiaoyun Chen	35	Director and Member of the Audit Committee
Riming Cui	47	Director and Chair of the Compensation Committee
Ke Xu	56	Director and Member of the Nomination Committee
Wenyi Zhao	53	Director and Chair of the Nomination Committee
Shuxian Lan	58	Director and Member of the Audit Committee

Mr. Yanxiang Liu, Age 47, Director, Chair of the Audit Committee and Member of the Compensation Committee

Mr. Liu is an independent director of the Company.  He is currently working as an accountant of the Liaoning Zhongyi Huijia Accounting Firm (formerly known as Shenyang Huijia United Accounting Firm) since 2006. In 2005, he served as pluralistic chair of liquidation team for Shenyang Taide’er Shoes Co., Ltd.  From 2003 to 2005, he was working in Shenyang Dongyu Group, Inc. In 2003, he worked as Chief Auditor mainly in charge of performance appraisal of internal Group and review of internal control. In 2004, he served as chair of Division of Auditing and Supervision of this Group. From 1998 to 2002, above firm separated from Bureau of Finance and he was one of the five members to establish Shenyang Hualun Accounting Firm with an auditing qualification of securities, and he was in charge of auditing depart No.3. His duties mainly included an administrative leadership, auditing and verifying matters in Accounting firm business scope, and communication with public corporation, and Sino-foreign joint ventures etc. From 1994 to 1997, Mr. Liu served as the office director of Shenyang Accounting Firm in Shenyang Economy and Technology Development Zone where he was in charge of programs involving auditing and capital verification for companies in the zone.

Mr. Liu holds a bachelor degree from Dongbei University of Finance and Economics. He is a certified public accountant and certified tax accountant in China.

Ms. Xiaoyun Chen, Age 35, Director and Member of the Audit Committee

Ms. Chen is an independent director of the Company. She is an associate law professor at the School of Law, Shenyang Normal University since 2004. Ms. Chen is a member of the editing committee for “Chinese Journal of International Law”.

Ms. Chen holds a Doctor degree in International Law from Dalian Maritime University.

Mr. Riming Cui, Age 47, Director and Chair of the Compensation Committee

Mr. Cui is an independent director of the Company. He is currently a doctoral tutor and the associate dean of the School of Economics at Liaoning University School. He mainly focuses in international trade, international market analysis and projection, operation and management of international companies. Mr. Cui is an expert in international economy and trade at the Economic Teaching Guidance Committee of the Chinese Ministry of Education.  He is also a member or advisor of many international trade related organizations, including China International Trade Institute, China International Economy Relations Institute and Zhejiang Province International Trade Promotion Organization.

Mr. Cui holds a doctor’s degree in World Economy from Liaoning University.

Mr. Ke Xu, Age 56, Director and Member of the Nomination Committee

Mr. Xu is an independent director of the Company. He is a doctoral tutor, attending doctor and the director of the radiology department in the First Affiliated Hospital of China Medical University. Mr. Xu served as a representative of the People’s Congress of Liaoning Province. He is also affiliated with many professional organizations, including the Radiology Society of North America, Radiology Society of China, “Chinese Journal of Radiology” and Institute of Biomedical Imaging of China Medical University, etc.

Mr. Xu holds a doctor’s degree in Medicine from Binsong Medical University in Japan.

Mr. Wenyi Zhao, Age 53, Director and Chair of the Nomination Committee

Mr. Zhao is an independent director of the Company. He currently serves as the general manager of the risk management department at the Liaoning office of New China Life Insurance Co., Ltd from October 2008. From January 2006 to September 2008, Mr. Zhao was serving as General Manager of Market Management Department at the Liaoning Office of New China Life Insurance Co., Ltd. Mr. Zhao was previously a teacher at Liaoning Finance Vocational College and Liaoning Banking School over twenty years. He was also the vice principal of Liaoning Banking School.

Mr. Zhao holds a bachelor’s degree in Finance from Liaoning Finance and Trade College.

Mr. Shuxian Lan, Age 58, Director, Member of the Audit Committee

Mr. Lan is an independent director of the Company.  He has been a Vice President at the Shenyang Yuehua Accounting Firm since 2002. From 1999 to 2001, he was the Vice President of Shenyang Hualun Accounting Firm. From 1994 to 1998, he served as the Office Manager, Head of Audit Department, Head of Consulting Department of Shenyang Accounting Firm.

Mr. Lan holds a bachelor degree in economic management from Shandong Leader University studied by correspondence. He is a certified public accountant in China.

In the board meeting, the Board also approved the establishment of an audit committee (the “Audit Committee”) and appointed Mr. Yanxiang Liu, Mr. Shuxian Lan and Ms. Xiaoyun Chen to serve as members of the Audit Committee. Mr. Liu was appointed as Chairman of the Audit Committee. The Board of Directors also determined that Mr. Liu possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

The Board approved the adoption of the independent director oversight of the executive officer compensation and appointed Mr. Riming Cui and Mr. Yanxiang Liu as members of the Company’s compensation committee (the “Compensation Committee”). Mr. Cui was appointed as Chairman of the Compensation Committee.  Pursuant to NASDAQ Rule 5605(d), all matters regarding executive officer compensation shall be submitted for approval or recommendation by a majority of the independent directors.

In addition, the Board approved the adoption of the procedures for the selection of director nominees and appointed Mr. Wenyi Zhao and Mr. Ke Xu as members of the Company’s nominating committee (the “Nominating Committee”). Mr. Zhao was appointed as Chairman of the Nominating Committee.  Pursuant to NASDAQ Rule 5605(e)(1), a majority of the independent directors shall recommend and select the director nominees.

(c) Family Relationships

There are no family relationships among the independent directors of the Company.

(d) Employment Agreements

We currently have not entered into any employment agreement with any of our independent directors.

(e) Related Party Transactions

There are no arrangements or understandings between any of the independent directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any independent director that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

VANTONE INTERNATIONAL GROUP, INC.

Date: October 26, 2010	By:	/s/ Honggang Yu
Honggang Yu Chief Executive Officer, Chief Financial Officer and Chairman of the Board

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